Award Timing Disclosure	12 Months Ended
Mar. 31, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Our policies prohibit insiders and related persons and entities from trading in securities of Riverview and other companies while in possession of material, nonpublic information. Our policies also prohibit insiders from disclosing material, nonpublic information of Riverview, or another publicly traded company, to others who may trade on the basis of that information.
Award Timing Method	The policies require that insiders only trade in Riverview stock during an open window period and pre-clear all transactions in Riverview securities. Our directors and executive officers must also comply with additional trading restrictions.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	insiders only trade in Riverview stock during an open window period and pre-clear all transactions in Riverview securities
MNPI Disclosure Timed for Compensation Value	false